UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 24, 2007

                                  BTHC VI, Inc.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                   0-52108                   20-4494098
     -------------             -------------               -------------
      (State or Other      (Commission File Number)        (I.R.S. Employer
       Jurisdiction                                       Identification No.)
     of Incorporation)

                               12890 Hilltop Road
                               Argyle, Texas 76226
               (Address of Principal Executive Offices) (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (972) 233-0300

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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



Item 1.01 Entry into a Material Definitive Agreement.

     On May 24, 2007, BTHC VI, Inc., a Delaware corporation (the "Company"), and its wholly owned subsidiary, B-VI Acquisition Corp. ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Athersys, Inc., a Delaware corporation ("Athersys"). Pursuant to the terms of the Merger Agreement, the Company will acquire all of the outstanding capital stock of Athersys through a merger of Athersys with Merger Sub, with Athersys as the surviving corporation following the consummation of the merger.

     Athersys stockholders will receive approximately 0.0358493 shares of Company common stock for each share of Athersys common stock owned pursuant to the terms of the Merger Agreement, and as such it is anticipated that an aggregate of approximately 3.2 million shares of Company common stock will be issued to Athersys common stockholders. The completion of the merger is subject to customary and other closing conditions, including, among others, (i) Athersys stockholders approving the Merger Agreement, (ii) Athersys having completed its due diligence review of the Company to its sole satisfaction, and (iii) the Company completing an equity financing contemporaneously with the merger.

     The summary of the Merger Agreement is qualified in its entirety by reference to the form of the Merger Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits:

          Number    Exhibit
          ------    -------
          10.1      Agreement  and Plan of Merger,  dated as of May 24, 2007, by and  among  BTHC  VI,  Inc.,  B-VI  Acquisition  Corp.,  and
                    Athersys, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2007

                                                 BTHC VI, Inc.

                                                 By: /s/ Timothy P. Halter
                                                     ---------------------------
                                                 Name: Timothy P. Halter
                                                 Title: President

                                INDEX TO EXHIBITS
                                -----------------




    Number          Exhibit
    ------          -------
    10.1            Agreement  and Plan of Merger,  dated as of May 24, 2007, by and  among  BTHC  VI,  Inc.,  B-VI  Acquisition  Corp.,  and
                    Athersys, Inc.